Request Free Due Diligence Information

Due diligence kits for financial advisors include detailed fund analysis, media coverage, and proprietary research. Mail in this form for your free information to help you make an informed decision about the right funds for your clients. (Please Print)

First Name: Last Name:

Title: Company:

Address:

City: State: Zip:

E-Mail: Phone:

List your current funds for a free comparison:

Comments:

Paradigm
Capital Management, Inc.

Nine Elk Street
Albany, New York 12207
Phone: 518-431-3500
Fax: 518-431-3550
www.paradigmcapital.com
ADDRESS SERVICE REQUESTED

Domestic Equity Update

First Quarter 2009



30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
2006
2007
2008
S&P 500
R2000
January
February
March
1Q – 2009

Comparison of small-cap and large-cap domestic equity performance

Trailing 3-Year Cumulative Returns.

Sponsored by Paradigm Capital Management

HIGHLIGHTS I COMMENTARY

The first quarter of 2009 may prove to be an inflection point in investor sentiment, but we believe the fundamentals are still far from sound. As a result, Paradigm is focusing its bottom-up investment process on identifying strong cash-flow generating companies with low debt levels, clean balance sheets, and sound management initiatives to enhance earnings.

We are focusing our efforts on both defensive stocks across multiple industries and early-stage cyclicals that we believe are well positioned to benefit when the overall economy eventually begins to rebound. Carefully selected Consumer Discretionary names are also attractive: we have identified oversold, high-quality companies trading at valuations that we believe are compelling from a risk/reward standpoint.

A silver lining to these tumultuous markets has been the confirmation of our investment process. We attribute our outperformance to the fundamental concept that you must know what you own. As we look ahead, we firmly believe that this is not a market in which a rising tide will lift all boats. It is a volatile yet tentative market in which we believe our deep knowledge of the companies in our portfolio will continue to be a differentiating factor.

Considering using small-cap investing to help your clients rebuild their portfolios?

Contact Gordon Sacks, Vice President. (518) 431-3261 direct or gsacks@paradigmcapital.com

PARADIGM VALUE FUND *(PVFAX)* ★★★★★

SMALL VALUE

Strong stock selection was the primary driver of fund performance in the first quarter of 2009, especially in the Financials and Consumer Discretionary sectors. Top contributors included Regal Entertainment Group (RGC), Foot Locker (FL), and Spectrum Controls (SPEC). Management's continued skepticism about the Financials sector, which was the worst-performing sector in the Russell 2000 Value for the first quarter, paid off through both stock selection and a significant underweight. We continue to be very cautious about the stability of this sector due to unanswered questions about loan losses and other factors.

In the first quarter, we selectively increased our exposure to cyclical stocks with strong business models and management teams trading at 10-year trough valuations, and which we believe will be well-positioned to gain market share when the business environment improves.

LOWER FEES

Paradigm is reducing the net expense ratio of PVFAX to 1.54% effective May 1, 2009. Please see prospectus for details.



30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
2006
2007
2008



PFFAX
RU2000Val
January
February
March
1Q – 2009

	1Q – 09	1 yr.	3 yr	5 yr	Since Inception 1/1/03
PVFAX	-9.07	-32.86	-12.27	1.85	10.93
RU2000Val	-19.64	-38.89	-17.54	-5.30	2.82

Trailing 3-Year Cumulative Returns.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at (800) 239-0732.

PARADIGM SELECT FUND *(PFSLX)* ★★★★☆

MID-CAP BLEND

The Paradigm Select Fund continued to demonstrate the downside protection that has helped the strategy outperform on a risk-adjusted basis, beating the Russell 2500 by 360 bps in the first quarter. Top contributors not held in PVFAX included Life Technologies (LIFE) and Convergys (CVG). Stock selection was the primary factor in the fund's outperformance, and the combination of selection and allocation led the fund to outperform the benchmark in seven of the ten GICS sectors.

The underlying investment strategy of the Select Fund is similar to the Value Fund, but Select maintains a more defensive position by investing in larger, more proven companies. As a result, Select outperformed Value by 124 bps in the quarter.

In general, the fund continues to pursue what we believe to be the best investments for this portfolio in a solid group of more defensive stocks while also increasing exposure to early cyclicals that we think are well-positioned to deliver solid earnings in 2009 despite what we anticipate to be a continued challenging environment



30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
2006
2007
2008



PFSLX
RU2500
January
February
March
1Q – 2009

	1Q – 09	1 yr.	3 yr	Since Inception 1/1/05
PFSLX	-7.83	-31.90	-11.18	-2.94
RU2500	-11.43	-38.23	-15.98	-7.66

Trailing 3-Year Cumulative Returns.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by call (800) 239-0732. The prospectus should be read carefully before investing.

Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment.

DISCLOSURES

Investors should consider the investment objectives, risks, and charges avnd expenses of the investment company carefully before investing. The prospectus contains this and other information about the Paradigm Funds. You may obtain a prospectus at www.paradigm-funds.com, or by calling the transfer agent at (800) 239-0732. The prospectus should be read carefully before investing.

Morningstar ranking as of 12/31/08. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 12/31/08 the number of funds in the Small Value category tracked by Morningstar was 341 for the 3 year period and Overall Ranking, and 269 for the 5 year period. As of 12/31/08 Paradigm Value Fund did not have a 10 year rating.

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL

POSTAGE WILL BE PAID BY ADDRESSEE

PARADIGM FUNDS
9 ELK STREET
ALBANY, NY
12207-1002